SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): September 8, 2006

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia	(To be Designated)	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road, Suite 200 Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2. Financial Information

Item 2.01. Completion of Acquisition of Assets

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) dated as of September 5, 2006, First Capital Bancorp, Inc., a bank holding company organized under the laws of Virginia (the “Registrant”), acquired, effective as of September 8, 2006, all of the issued and outstanding capital stock of First Capital Bank, a Virginia banking corporation headquartered in Glen Allen, Virginia (the “Bank”). The purpose of the Agreement was to create a bank holding company structure for the Bank. The reorganization of the Bank (the “Reorganization”) was accomplished through a share exchange between the Registrant and the Bank.

The Registrant did not engage in any business activity prior to the September 8, 2006 effective date of the Reorganization, and its only significant asset at the present time is its investment in the Bank resulting from the Reorganization.

The operations of the Bank will continue in substantially the same manner as conducted by the Bank immediately prior to the Reorganization. All of the directors of the Bank continued as the directors of the Registrant, and the Board of Directors of the Bank remained unchanged, and the officers and employees of the Bank retained their positions with the Bank.

On the effective date of the Reorganization, each share of common stock of the Bank, par value $4.00 per share, was exchanged for one (1) share of common stock of the Registrant, par value $4.00 per share. In order to effect the Reorganization, the Registrant issued approximately 1,796,021 shares of common stock.

The shares of common issued by the Registrant to shareholders of the Bank in the Reorganization were issued pursuant to an exception from the registration requirements of the Securities Act of 1933, as amended. The Reorganization was approved by the Bank’s stockholders at the Annual Meeting held on May 16, 2006. The proxy statement (“Proxy Statement”) used in connection with the Annual Meeting contains a more complete description of the business of the Bank and the Registrant, as well as the terms of the Reorganization. Such Proxy Statement in the form mailed to stockholders of the Bank is attached hereto as Exhibit 99.1 and is incorporated by reference.

As required by Rule 12g-3 (17 CFR Rule 240.12g-3), Registrant hereby indicates that it is the successor issuer of the Bank pursuant to Rule 12g-3(c) (17 CFR Rule 240.12g-3(c)). Pursuant to Rule 12g-3(d) (17 CFR Rule 240.12g-3(d)), Registrant’s common stock issued to the shareholders of the Bank shall be deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 (“Act”), as amended. Previously, the common stock of the Bank had been registered under Section 12(g) of the Act and the Bank filed reports and proxy materials with the Federal Reserve Board pursuant to the Act. It is intended that the Bank will promptly deregister its common stock under Rule 12g-4(a)(1)(i) (17 CFR Rule 240.12g-4(a)(1)(i)) (or other governing provision) of the Act.

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Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

a.	Financial Statements. A copy of the audited financial statements of the Bank for the two years ended December 31, 2005 as contained in the 2005 Annual Report to Shareholders of the Bank is attached hereto as Exhibit 99.2 in substantially complete form.

b.	Pro forma financial information regarding the Reorganization is attached hereto as Exhibit 99.3.

c.	Exhibits. The following exhibits to this Form 8-K Current Report are filed herewith.

Exhibit No. 2.

Agreement and Plan of Reorganization dated as of September 5, 2006, by and between First Capital Bancorp, Inc. and First Capital Bank. Filed herewith as Exhibit A of Exhibit 99.1.

Exhibit No. 99.1

A copy of the Proxy Statement of First Capital Bank.

Exhibit No. 99.2

A copy of the Bank’s financial statements as contained in the 2005 Annual Report to Stockholders of First Capital Bank.

Exhibit No. 99.3

Pro forma financial information regarding the Reorganization.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: September 12, 2006	By:	/s/ William W. Ranson
William W. Ranson, Senior Vice President
and Chief Financial Officer

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